NUVEEN WISCONSIN MUNICIPAL BOND FUND

SUPPLEMENT DATED SEPTEMBER 6, 2019

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED SEPTEMBER 28, 2018

Effective as of the close of business on September 27, 2019 (the “Closing Date”), the Fund will be closed to new and existing investors. However, Fund shareholders who elected on or before the Closing Date to have any dividends and/or other distributions paid by the Fund automatically reinvested in shares of the Fund will be permitted to continue such automatic reinvestments after the Closing Date.

The closing is intended to ensure that the Fund can be effectively managed in accordance with its stated investment objective given the limited availability of municipal bonds that pay interest that is exempt from regular federal and Wisconsin personal income tax and the Fund’s current net assets. The Fund reserves the right to reopen in its discretion.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-WIPS-0919P